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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                          -------------------------

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 18, 1996



                    INTERNATIONAL ALLIANCE SERVICES, INC.
           (Exact name of registrant as specified in its charter)



          DELAWARE                     0-25890                   22-2769024
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)




     10055 SWEET VALLEY DRIVE
         VALLEY VIEW, OHIO                                          44125
(Address of principal executive offices)                          (Zip Code)





      Registrant's telephone number, including area code (216) 447-9000

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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.


ITEMS 1 AND 2.  CHANGES IN CONTROL OF REGISTRANT; ACQUISITION OR DISPOSITION OF
                ASSETS

         MERGERS. On October 18, 1996, International Alliance Services, Inc. (formerly known as Republic Environmental Systems, Inc., the "Company"), issued
(i) 14,760,000 shares of common stock, $.01 par value per share ("Common Stock"), of the Company, (ii) warrants to purchase an additional (a) 1,400,000 shares of Common Stock at $2.625 per share, (b) 1,400,000 shares of Common Stock at $3.125 per share and (c) 1,400,000 shares of Common Stock at $3.875 per share and (iii) a promissory note in the principal amount of $4,000,000 to Alliance Holding Corporation in exchange for all of the outstanding shares of common stock of Century Surety Company ("CSC") and Commercial Surety Agency, Inc., d/b/a Century Surety Underwriters ("CSU" and, together with CSC, the "Alliance Companies"), each a Ohio corporation and wholly-owned subsidiary of Alliance Holding Corporation ("Alliance"), pursuant to an Agreement and Plan of Merger (as amended to date, the "Merger Agreement") dated as of May 19, 1996 among the Company, two wholly-owned, newly-created subsidiaries of the Company, CSC, CSU and Alliance (the "Mergers"). Mr. Joseph E. LoConti, a director and Vice Chairman of the Company, is also the Chairman of the Board, President and controlling shareholder of Alliance.

         STOCK ISSUANCES. On October 18, 1996, the Company issued and sold to
(i) H. Wayne Huizenga, for an aggregate purchase price of $5,250,000 (a) an aggregate of 2,000,000 shares of Common Stock and (b) warrants to purchase an additional (1) 2,000,000 shares of Common Stock at $2.625 per share, (2) 2,000,000 shares of Common Stock at $3.125 per share and (3) 2,000,000 shares of Common Stock at $3.875 per share, pursuant to the terms set forth in a Stock Purchase Agreement dated as of May 19, 1996 by and between the Company and H. Wayne Huizenga and (ii) MGD Holdings Ltd., a Bermuda corporation controlled by Mr. Michael G. DeGroote ("MGD Holdings"), and its permitted assigns, for an aggregate purchase price of $5,250,000 (a) an aggregate of 2,000,000 shares of Common Stock and (b) warrants to purchase an additional (1) 2,000,000 shares of Common Stock at $2.625 per share, (2) 2,000,000 shares of Common Stock at $3.125 per share and (3) 2,000,000 shares of Common Stock at $3.875 per share, pursuant to the terms set forth in a Stock Purchase Agreement dated as of May 19, 1996 by and between the Company and MGD Holdings (such transactions are referred to collectively as the "Stock Issuances" and, together with the Mergers, the "Combination").


CHANGE OF CONTROL -- CHANGES IN SECURITY OWNERSHIP, BOARD COMPOSITION AND MANAGEMENT

         Upon consummation of the Combination, Alliance became the largest stockholder of the Company and may effectively control the management and operations of the Company. The following is a description of certain changes that occurred with respect to the Company upon consummation of the Combination.

         CHANGE IN SECURITY OWNERSHIP OF THE COMPANY.   As a result of the
Combination, Alliance may be deemed to beneficially own 26,076,000 shares, or 78.6% of the outstanding shares of Common Stock, calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such shares include 7,116,000 shares owned of record by MGD Holdings Ltd. ("MGD Holdings"), a Bermuda corporation controlled by Michael G. DeGroote, the Chairman of the Company and the beneficial owner of 13,136,000 or 36.9% of the outstanding shares of Common Stock, for which Alliance shares voting power under a voting agreement, dated October 18, 1996 (the "Voting Agreement"), between Alliance and MGD Holdings. Pursuant to the Voting Agreement, MGD Holdings, for a period of two years from the date thereof, has agreed to vote all shares of Common Stock held by MGD Holdings from time to time in accordance with the recommendation of the management of Alliance. Accordingly, Alliance has the ability to determine the outcome of any vote of the Company's stockholders during this period.





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
         CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS OF THE COMPANY. Immediately following the consummation of the Combination, the Board of Directors was enlarged to seven members and Michael J. Occhionero resigned from the Board of Directors and Messrs. Edward F. Feighan, Harve A. Ferrill, Richard
C. Rochon and Craig L. Stout were appointed to fill the vacancies on the Board of Directors. Of the seven members of the Board, four of such members, Messrs. LoConti, Feighan, Stout and Ferrill, were nominated by, and/or are affiliated with, Alliance. Accordingly, Alliance has effective control of the Board of Directors of the Company.

         CHANGE IN THE COMPOSITION OF THE MANAGEMENT OF THE COMPANY. Upon consummation of the Combination, Mr. LoConti was appointed Vice Chairman of the Company, Mr. Feighan was appointed Chief Executive Officer and President of the Company and Mr. Stout was appointed Executive Vice President and Chief Operating Officer of the Company. Mr. DeGroote will continue as Chairman of the Board of Directors of the Company. This management team will manage the operations of the Company upon consummation of the Combination.

ITEM 5.  OTHER EVENTS.

         AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. In connection with the Combination, on August 23, 1996, by written consent, a majority of the outstanding shares of Common Stock approved the amendment of the Company's Certificate of Incorporation to change the name of the Company from Republic Environmental Systems, Inc. to International Alliance Services, Inc. and increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000. Accordingly, on October 18, 1996, the Company filed a Certificate of Amendment with the Delaware Secretary of State to effect such amendments to the Company's Certificate of Incorporation.

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(a) The audited financial statements for the Alliance Companies for the periods specified in Section 210- 3.05(b) under the Exchange Act were filed with the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and are incorporated herein by reference. Such financial statements are filed herewith as Exhibit 99.8.

(b) The pro forma financial statements for the Company as provided in Article 11 of Regulation S-X were filed with the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and are incorporated herein by reference. Such financial statements are filed herewith as Exhibit 99.8.

(c)      The following exhibits are included herein pursuant to Item 7(c):

         99.1 Agreement and Plan of Merger, dated as of May 19, 1996, by and among the Company, Republic/CSA Acquisition Corporation, Republic/CSU Acquisition Corporation, Alliance, CSC and CSU (filed as Appendix I to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).

         99.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of July 25, 1996, by and among the Company, Republic/CSA Acquisition Corporation, Republic/CSU Acquisition Corporation, Alliance, CSC and CSU (filed as Appendix IV to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).

         99.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of August 23, 1996, by and among the Company, Republic/CSA Acquisition Corporation, Republic/CSU Acquisition Corporation, Alliance, CSC and CSU (filed as Appendix V to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).





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         99.4       Stock Purchase Agreement, dated as of May 19, 1996, by and between the Company and H. Wayne Huizenga (filed as Appendix II to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).

         99.5 Stock Purchase Agreement, dated as of May 19, 1996, by and between the Company and MGD Holdings (filed as Appendix III to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).

         99.6 Voting Agreement, dated as of October 18, 1996, by and between MGD Holdings and Alliance.

         99.7 Promissory Note, dated October 18, 1996, in the aggregate principal amount of $4,000,000 issued by the Company payable to Alliance.

         99.8 The following audited financial statements for the Alliance Companies for the periods specified in Section 210-3.05(b) under the Exchange Act and the pro forma financial statements for the Company pursuant to Article 11 of Regulation S-X:

         REPUBLIC ENVIRONMENTAL SYSTEMS, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA FINANCIAL INFORMATION
             Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1996  . . . . . . . . . . . . . . . . . . . . F-3
             Unaudited Pro Forma Condensed Statement of Operations:
               Year ended December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-4
               Six months ended June 30, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-5
             Notes to Unaudited Pro Forma Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . F-6

           CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
             Report of Independent Public Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-7
             Consolidated and Combined Balance Sheets as of December 31, 1995 and 1994  . . . . . . . . . . . . . . . F-8
             Consolidated and Combined Statements of Operations for the years ended
               December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-9
             Consolidated and Combined Statements of Cash Flows for the years ended
               December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-10
             Consolidated and Combined Statements of Stockholders' Equity for the
               years ended December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-11
             Notes to Consolidated and Combined Financial Statements  . . . . . . . . . . . . . . . . . . . . . . .  F-12

           CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
             Consolidated Balance Sheet as of June 30, 1996 (Unaudited) . . . . . . . . . . . . . . . . . . . . . .  F-27
             Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995 (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-28
             Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-29
             Notes to Consolidated Financial Statements (Unaudited) . . . . . . . . . . . . . . . . . . . . . . . .  F-30

         CENTURY SURETY COMPANY AND SUBSIDIARIES
           CONSOLIDATED FINANCIAL STATEMENTS
             Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-32
             Consolidated Balance Sheets as of December 31, 1995 and 1994 . . . . . . . . . . . . . . . . . . . . .  F-33
             Consolidated Statements of Income for the years ended December 31, 1995,
               1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-34
             Consolidated Statements of Shareholder's Equity for the years ended
               December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-35





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
             Consolidated Statements of Cash Flows for the years ended December 31, 1995,
               1994 and 1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-36
             Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-37
             Schedule I -- Summary of Investments -- Other than Investments in Related
               Parties as of December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-53
             Schedule IV -- Reinsurance for the years ended December 31, 1995, 1994 and 1993  . . . . . . . . . . .  F-54
             Schedule VI -- Supplemental Information Concerning Property -- Casualty Insurance
               Operation for the years ended December 31, 1995 1994 and 1993  . . . . . . . . . . . . . . . . . . .  F-55

         CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
             Consolidated Balance Sheets as of June 30, 1996 (Unaudited) and
               December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-56
             Consolidated Statements of Income (Unaudited) for the six months ended June 30, 1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-57
             Consolidated Statement of Cash Flows (Unaudited) for the six months ended
               June 30, 1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-58
             Notes to the Consolidated Financial Statements (Unaudited) . . . . . . . . . . . . . . . . . . . . . .  F-59

         COMMERCIAL SURETY AGENCY, INC.
           FINANCIAL STATEMENTS
             Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-60
             Balance Sheets as of December 31, 1995 and 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-61
             Statements of Income for the years ended December 31, 1995, 1994 and 1993  . . . . . . . . . . . . . .  F-62
             Statements of Shareholder's Equity (Deficit) for the years ended
               December 31, 1995, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-63
             Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993  . . . . . . . . . . . .  F-64
             Notes to the Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-65

           FINANCIAL STATEMENTS (UNAUDITED)
             Balance Sheets as of June 30, 1996 (Unaudited) and December 31, 1995 . . . . . . . . . . . . . . . . .  F-69
             Statements of Income (Unaudited) for the six months ended June 30, 1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-70
             Statements of Cash Flows (Unaudited) for the six months ended June 30, 1996 and 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-71
             Notes to the Financial Statements (Unaudited)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  F-72





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                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL ALLIANCE SERVICES, INC.



Date:  November 4, 1996                 /s/ Edward F. Feighan
                                        ---------------------------------------
                                        Edward F. Feighan
                                        President and Chief Executive Officer

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER
------

99.1 Agreement and Plan of Merger, dated as of May 19, 1996, by and among the Company, Republic/CSA Acquisition Corporation,
                 Republic/CSU Acquisition Corporation, Alliance, CSC and CSU
                 (filed as Appendix I to the Company's Definitive Schedule 14C
                 Information Statement dated September 23, 1996 and incorporated herein by reference).

99.2             Amendment No. 1 to Agreement and Plan of Merger, dated as of
                 July 25, 1996, by and among the Company, Republic/CSA
                 Acquisition Corporation, Republic/CSU Acquisition Corporation,
                 Alliance, CSC and CSU (filed as Appendix IV to the Company's
                 Definitive Schedule 14C Information Statement dated September
                 23, 1996 and incorporated herein by reference).

99.3             Amendment No. 2 to Agreement and Plan of Merger, dated as of
                 August 23, 1996, by and among the Company, Republic/CSA
                 Acquisition Corporation, Republic/CSU Acquisition Corporation,
                 Alliance, CSC and CSU (filed as Appendix V to the Company's
                 Definitive Schedule 14C Information Statement dated September
                 23, 1996 and incorporated herein by reference).

99.4 Stock Purchase Agreement, dated as of May 19, 1996, by and between the Company and H. Wayne Huizenga (filed as Appendix
                 II to the Company's Definitive Schedule 14C Information
                 Statement dated September 23, 1996 and incorporated herein by reference).

99.5 Stock Purchase Agreement, dated as of May 19, 1996, by and between the Company and MGD Holdings (filed as Appendix III to the Company's Definitive Schedule 14C Information Statement dated September 23, 1996 and incorporated herein by reference).

99.6 Voting Agreement, dated as of October 18, 1996, by and between MGD Holdings and Alliance.

99.7 Promissory Note, dated October 18, 1996, in the aggregate principal amount of $4,000,000 issued by the Company payable to Alliance.

99.8 The audited financial statements for the Alliance Companies for the periods specified in Section 210-3.05(b) under the Exchange Act and the pro forma financial statements for the Company pursuant to Article 11 of Regulation S-X.